GOOSEHEAD INSURANCE, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR 2020 RESULTS
- Fourth Quarter Revenues of $34.7 Million Increased 48% -
- Full Year 2020 Revenues of $117.0 Million Grew 51% -
- Total Written Premiums Increased 45% for the Fourth Quarter and Full Year 2020 -
- Total Franchises and Corporate Sales Headcount Grew 55% and 47%, Respectively -
- Full Year 2020 Net Income Growth of 81% and Adjusted EBITDA Growth of 59% -

WESTLAKE, TEXAS - February 23, 2021 - Goosehead Insurance, Inc. (“Goosehead” or the “Company”) (NASDAQ: GSHD), a rapidly growing independent personal lines insurance agency, today announced results for the fourth quarter and full year ended December 31, 2020. Beginning with the fourth quarter and full year 2019, the Company began reporting results under accounting standard ASC 606. See Goosehead’s Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of the changes from year ended December 31, 2018 to the year ended December 31, 2019.

Fourth Quarter and Full Year 2020 Highlights
•Revenues grew organically 48% to $34.7 million in the fourth quarter of 2020; full year 2020 revenues of $117.0 million grew 51% compared to 2019
•Fourth quarter Core Revenues* of $25.7 million increased 46%; full year 2020 Core Revenues* of $95.1 million increased 41%
•Fourth quarter net income of $5.3 million; net income attributable to Goosehead Insurance, Inc. of $2.8 million or $0.15 per basic share and $0.14 per diluted share
•Fourth quarter and full year Adjusted EPS* of $0.19 per share and $0.68, respectively
•Full year Adjusted EBITDA* of $27.8 million increased 59%
•Total written premiums placed for the fourth quarter and full year 2020 increased 45% to $285 million and $1.074 billion, respectively
•Policies in force grew 48% from the prior-year period to 713,000
•Corporate sales headcount of 364 was up 47% year-over-year
•Total franchises increased 55% compared to the prior year period to 1,468; total operating franchises grew 45% compared to the prior-year period to 891

*Core Revenue, Adjusted EPS, and Adjusted EBITDA are non-GAAP measures. Reconciliations of Core Revenue to total revenues, Adjusted EBITDA to net income and Adjusted EPS to basic earnings per share, the most directly comparable financial measures presented in accordance with GAAP, are set forth in the reconciliation table accompanying this release.

“We achieved another exceptional year of profitable organic growth in 2020 and our disruptive platform continues to attract increasingly high quality talent,” stated Mark E. Jones, Chairman and CEO. “These results, achieved in a year of unique and significant challenges, further demonstrate the strength and resiliency of our unique business model. We are extremely pleased to see the investments we made in 2019 and prior pay dividends in 2020, and we believe the significant investments in people and technology we made last year will fuel growth in 2021 and beyond. Our choice model, industry leading human capital, best in class service and proprietary technology provide what we believe to be an unmatched client, agent, and partner experience that we believe will allow us to continue to gain meaningful share in the U.S. personal lines market. Our entire Goosehead team remained relentlessly externally focused throughout 2020, and I want to thank them for their incredible enthusiasm, dedication and tireless efforts in delivering for our clients, partners, and shareholders.”

Fourth Quarter 2020 Results
For the fourth quarter of 2020, revenues were $34.7 million, an increase of 48% compared to 2019. Core Revenues, a non-GAAP measure which excludes contingent commissions and initial franchise fees, were $25.7 million, a 46% increase from $17.7 million in the prior year period. Core Revenues are the most reliable revenue stream for the Company, consisting of New Business Commissions, Agency Fees, New Business Royalty Fees, Renewal Commissions, and Renewal Royalty Fees. Core Revenue growth was driven by growth in corporate agents and operating franchises (which were driven by investments in our recruiting team in 2019 and prior), productivity improvements in the Franchise Channel, and continued high levels of retention. Total written premiums placed, which is a leading indicator of future revenue growth, grew 45% in the fourth quarter to $285 million, compared to $196 million in the fourth quarter of 2019.

Total operating expenses for the fourth quarter of 2020 were $29.2 million, up 73% from $16.8 million in the prior-year period. The increase from the prior period was due to larger employee compensation and benefits expenses related to ongoing investments in our corporate agents, franchise sales team, and information systems developers. Significant outperformance from our corporate sales and recruiting teams during 2020 led to higher variable compensation for the year, primarily during the fourth quarter. Also, the Company continued to expand its real estate footprint and invest in our technology roadmap, with enhancements to our client-facing portal and numerous additional carrier integration projects, which grew the Company’s general and administrative expenses for the year. Finally, the Company continued its meaningful investment in its finance and accounting function to meet Sarbanes-Oxley requirements during the year.

Net income for the fourth quarter of 2020 was $5.3 million. Net income attributable to Goosehead Insurance, Inc. for the fourth quarter of 2020 was $2.8 million, or $0.15 per basic share and $0.14 per diluted share. Adjusted EPS for the fourth quarter of 2020, which excludes equity-based compensation, was $0.19 per share. Total Adjusted EBITDA was $7.9 million for the fourth quarter of 2020.

Full Year 2020 Results
For the full year ending December 31, 2020, revenues were $117.0 million, an increase of 51% compared to $77.5 million in 2019. Core Revenues for the full year 2020 were $95.1 million, a 41% increase from $67.6 million in 2019.

Net income for the full year ended December 31, 2020 was $18.8 million. Net income attributable to Goosehead Insurance, Inc. was $9.3 million, or $0.55 per basic share and $0.51 per diluted share. Adjusted EPS, which excludes equity-based compensation, was $0.68 per share for the the full year 2020. Total Adjusted EBITDA was $27.8 million for the full year 2020, an increase of 59% from 2019, and Adjusted EBITDA margin was 24%.

Liquidity and Capital Resources
As of December 31, 2020, the Company had cash and cash equivalents of $24.9 million and an unused line of credit of $19.7 million. Total outstanding term note payable balance was $78.5 million as of December 31, 2020.

2021 Outlook
The Company’s outlook for full year 2021 is as follows:
•Total written premiums placed for 2021 are expected to be between $1.48 billion and $1.55 billion, representing organic growth of 38% on the low end of the range to 44% on the high end of the range.
•Total revenues for 2021 are expected to be between $144 million and $155 million, representing organic growth of 23% on the low end of the range to 32% on the high end of the range. This assumes continued strong growth in Core Revenue partly offset by a challenging comparison on Ancillary Revenue from 2020.

Conference Call Information
Goosehead will host a conference call and webcast today at 4:30 PM ET to discuss these results.

The dial-in number for the conference call is (855) 327-6837 (toll-free) or (631) 891-4304 (international). Please dial the number 10 minutes prior to the scheduled start time.

In addition, a live webcast of the conference call will also be available on Goosehead’s investor relations website at http://ir.gooseheadinsurance.com.

A webcast replay of the call will be available at http://ir.gooseheadinsurance.com for one year following the call.

About Goosehead
Goosehead (NASDAQ: GSHD) is a rapidly growing and innovative independent personal lines insurance agency that distributes its products and services throughout the United States. Goosehead was founded on the premise that the consumer should be at the center of our universe and that everything we do should be directed at providing extraordinary value by offering broad product choice and a world-class service experience. Goosehead represents over 140 insurance companies that underwrite personal lines and small commercial lines risks, and its operations include a network of nine corporate sales offices and over 1,468 operating and contracted franchise locations. For more information, please visit gooseheadinsurance.com.

Forward-Looking Statements
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Goosehead’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or Goosehead’s strategies or expectations. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.

Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, conditions impacting insurance carriers or other parties with which Goosehead does business, the economic effects of the COVID-19 pandemic, the loss of one or more key executives or an inability to attract and retain qualified personnel and the failure to attract and retain highly qualified franchisees. These risks and uncertainties also include, but are not limited to, those described under the captions “1A. Risk Factors” in Goosehead’s Annual Report on Form 10-K for the year ended December 31, 2019, "Part II, Item 1A. Risk Factors" in Goosehead's Quarterly Report on Form 10-Q for the three- and nine-months ended September 30, 2020 and in Goosehead’s other filings with the SEC, which are available free of charge on the Securities Exchange Commission's website at: www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to Goosehead or to persons acting on behalf of Goosehead are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and Goosehead does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.

Contacts
Investor and Media Contact:
Dan Farrell
Goosehead Insurance - VP Capital Markets
Phone: (214) 838-5290
Email: dan.farrell@goosehead.com; IR@goosehead.com; PR@goosehead.com

Goosehead Insurance, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,		Full Year Ended December 31,
	2020	2019	2020	2019
Revenues:
Commissions and agency fees	$22,367	$15,173	$71,811	$46,366
Franchise revenues	12,043	8,028	44,390	30,503
Interest income	240	174	813	617
Total revenues	34,650	23,375	117,014	77,486
Operating Expenses:
Employee compensation and benefits	19,511	10,800	66,819	41,715
General and administrative expenses	8,110	5,242	25,532	19,042
Bad debts	572	245	1,576	725
Depreciation and amortization	994	540	3,147	1,931
Total operating expenses	29,187	16,827	97,074	63,413
Income from operations	5,463	6,548	19,940	14,073
Other Income (Expense):
Other income	14	—	90	—
Interest expense	(645)	(526)	(2,310)	(2,387)
Income before taxes	4,832	6,022	17,720	11,686
Tax expense (benefit)	(423)	673	(1,035)	1,304
Net income	5,255	5,349	18,755	10,382
Less: net income attributable to non-controlling interests	2,496	3,504	9,468	6,815
Net income attributable to Goosehead Insurance, Inc.	$2,759	$1,845	$9,287	$3,567
Earnings per share:
Basic	$0.15	$0.12	$0.55	$0.24
Diluted	$0.14	$0.11	$0.51	$0.22
Weighted average shares of Class A common stock outstanding
Basic	17,904	15,213	16,785	14,864
Diluted	19,701	16,529	18,383	16,100

Goosehead Insurance, Inc.
Consolidated Supplemental Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2020	2019
Revenues:
Core Revenue:
Renewal Commissions(1)	$7,509	$5,875
Renewal Royalty Fees(2)	7,903	5,196
New Business Commissions(1)	4,872	3,231
New Business Royalty Fees(2)	2,886	1,773
Agency Fees(1)	2,559	1,579
Total Core Revenue	25,729	17,654
Cost Recovery Revenue:
Initial Franchise Fees(2)	1,205	951
Interest Income	240	174
Total Cost Recovery Revenue	1,445	1,125
Ancillary Revenue:
Contingent Commissions(1)	7,427	4,488
Other Income(2)	49	108
Total Ancillary Revenue	7,476	4,596
Total Revenues	34,650	23,375
Operating Expenses:
Employee compensation and benefits	19,511	10,800
General and administrative expenses	8,110	5,242
Bad debts	572	245
Depreciation and amortization	994	540
Total operating expenses	29,187	16,827
Income from operations	5,463	6,548
Other Income (Expense):
Other income	14	—
Interest expense	(645)	(526)
Income before taxes	4,832	6,022
Tax (benefit) expense	(423)	673
Net Income	5,255	5,349
Less: net income attributable to non-controlling interests	2,496	3,504
Net Income attributable to Goosehead Insurance Inc.	$2,759	$1,845

Earnings per share:
Basic	$0.15	0.12
Diluted	$0.14	0.11
Weighted average shares of Class A common stock outstanding
Basic	17,904	15,213
Diluted	19,701	16,529
(1) Renewal Commissions, New Business Commissions, Agency Fees, and Contingent Commissions are included in "Commissions and agency fees" as shown on the Consolidated statements of operations within Goosehead’s Form 10-K for the twelve months ended December 31, 2020 and 2019.
(2) Renewal Royalty Fees, New Business Royalty Fees, Initial Franchise Fees, and Other Income are included in "Franchise revenues" as shown on the Consolidated statements of operations within Goosehead’s Form 10-K for the twelve months ended December 31, 2020 and 2019.

Goosehead Insurance, Inc.
Consolidated Supplemental Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Full Year Ended December 31,
	2020	2019
Revenues:
Core Revenue:
Renewal Commissions(1)	$28,891	$22,924
Renewal Royalty Fees(2)	29,309	19,462
New Business Commissions(1)	17,324	11,961
New Business Royalty Fees(2)	10,623	7,149
Agency Fees(1)	8,921	6,058
Total Core Revenue	95,068	67,554
Cost Recovery Revenue:
Initial Franchise Fees(2)	4,236	3,784
Interest Income	813	617
Total Cost Recovery Revenue	5,049	4,401
Ancillary Revenue:
Contingent Commissions(1)	16,675	5,423
Other Income(2)	222	108
Total Ancillary Revenue	16,897	5,531
Total Revenues	117,014	77,486
Operating Expenses:
Employee compensation and benefits	66,819	41,715
General and administrative expenses	25,532	19,042
Bad debts	1,576	725
Depreciation and amortization	3,147	1,931
Total operating expenses	97,074	63,413
Income from operations	19,940	14,073
Other Income (Expense):
Other income	90	—
Interest expense	(2,310)	(2,387)
Income before taxes	17,720	11,686
Tax (benefit) expense	(1,035)	1,304
Net Income	18,755	10,382
Less: net income attributable to non-controlling interests	9,468	6,815
Net Income attributable to Goosehead Insurance Inc.	$9,287	$3,567

Earnings per share:
Basic	$0.55	0.24
Diluted	$0.51	0.22
Weighted average shares of Class A common stock outstanding
Basic	16,785	14,864
Diluted	18,383	16,100
(1) Renewal Commissions, New Business Commissions, Agency Fees, and Contingent Commissions are included in "Commissions and agency fees" as shown on the Consolidated statements of operations within Goosehead’s Form 10-K for the twelve months ended December 31, 2020 and 2019.
(2) Renewal Royalty Fees, New Business Royalty Fees, Initial Franchise Fees, and Other Income are included in "Franchise revenues" as shown on the Consolidated statements of operations within Goosehead’s Form 10-K for the twelve months ended December 31, 2020 and 2019.

Goosehead Insurance, Inc.
Segment Information
(Unaudited)
(In thousands, except per share amounts)

	Full Year Ended December 31, 2020
	Franchise Channel	Corporate Channel	Other	Total
Revenues:
Core Revenue:
Renewal Commissions(1)	$—	28,891	$—	$28,891
Renewal Royalty Fees(2)	29,309	—	—	29,309
New Business Commissions(1)	—	17,324	—	17,324
New Business Royalty Fees(2)	10,623	—	—	10,623
Agency Fees(1)	—	8,921	—	8,921
Total Core Revenue	39,932	55,136	—	95,068
Cost Recovery Revenue:
Initial Franchise Fees(2)	4,236	—	—	4,236
Interest Income	813	—	—	813
Total Cost Recovery Revenue	5,049	—	—	5,049
Ancillary Revenue:
Contingent Commissions(1)	10,754	5,921	—	16,675
Other Income(2)	222	—	—	222
Total Ancillary Revenue	10,976	5,921	—	16,897
Total Revenues	55,957	61,057	—	117,014
Operating expenses:
Employee compensation and benefits, excluding equity based compensation	26,231	35,843	—	62,074
General and administrative expenses	9,618	12,058	3,856	25,532
Bad debts	387	1,189	—	1,576
Total Operating Expenses	36,236	49,090	3,856	89,182
Adjusted EBITDA	19,721	11,967	(3,856)	27,832
Other income (expense)	90	—	—	90
Equity based compensation	—	—	(4,745)	(4,745)
Interest expense	—	—	(2,310)	(2,310)
Depreciation and amortization	(1,775)	(1,372)	—	(3,147)
Income tax benefit	—	—	1,035	1,035
Net income	$18,036	$10,595	$(9,876)	$18,755
December 31, 2020:
Total Assets	$82,804	$25,609	$77,424	$185,837

(1) Renewal Commissions, New Business Commissions, Agency Fees, and Contingent Commissions are included in "Commissions and agency fees" as shown on the Consolidated statements of operations within Goosehead’s Form 10-K for the twelve months ended December 31, 2020 and 2019.
(2) Renewal Royalty Fees, New Business Royalty Fees, Initial Franchise Fees, and Other Income are included in "Franchise revenues" as shown on the Consolidated statements of operations within Goosehead’s Form 10-K for the twelve months ended December 31, 2020 and 2019.

Goosehead Insurance, Inc.
Consolidated Balance Sheets
(Unaudited)
(In thousands, except per share amounts)

	December 31,
	2020	2019
Assets
Current Assets:
Cash and cash equivalents	$24,913	$14,337
Restricted cash	1,323	923
Commissions and agency fees receivable, net	18,604	6,884
Receivable from franchisees, net	2,100	2,602
Prepaid expenses	3,705	1,987
Total current assets	50,645	26,733
Receivable from franchisees, net of current portion	18,179	11,014
Property and equipment, net of accumulated depreciation	16,650	9,542
Right-of use asset	22,513	—
Intangible assets, net of accumulated amortization	549	445
Deferred income taxes, net	73,363	15,537
Other assets	3,938	1,357
Total assets	$185,837	$64,628
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable and accrued expenses	$8,101	$5,033
Premiums payable	1,323	923
Lease liability	3,203	—
Deferred rent	—	683
Contract liabilities	4,233	2,771
Note payable	3,500	4,000
Total current liabilities	20,360	13,410
Lease liability, net of current portion	32,933	—
Deferred rent, net of current portion	—	6,681
Note payable, net of current portion	79,408	42,161
Contract liabilities, net of current portion	29,968	20,024
Liabilities under tax receivable agreement, net of current portion	61,572	13,359
Total liabilities	224,241	95,635
Commitments and contingencies (see notes 9, 15, and 17)
Class A common stock, $0.01 par value per share 300,000,000 shares authorized, 18,303,649 shares issued and outstanding as of December 31, 2020, 15,238,079 issued and outstanding as of December 31, 2019	183	152
Class B common stock, $0.01 par value per share - 50,000,000 shares authorized, 18,446,689 issued and outstanding as of December 31, 2020, 21,054,935 issued and outstanding as of December 31, 2019	184	210
Additional paid in capital	29,371	14,442
Accumulated deficit	(34,614)	(23,811)
Total stockholders' equity and members' deficit	(4,876)	(9,007)
Non-controlling interests	(33,528)	(22,000)
Total equity	(38,404)	(31,007)
Total liabilities and equity	$185,837	$64,628

Goosehead Insurance, Inc.
Reconciliation Non-GAAP Measures to GAAP
This release includes Core Revenue, Cost Recovery Revenue, Ancillary Revenue, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS that are not required by, nor presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). The Company refers to these measures as “non-GAAP financial measures.” The Company uses these non-GAAP financial measures when planning, monitoring and evaluating its performance and considers these non-GAAP financial measures to be useful metrics for management and investors to facilitate operating performance comparisons from period to period by excluding potential differences caused by variations in capital structures, tax position, depreciation, amortization and certain other items that the Company believes are not representative of its core business. The Company uses Core Revenue, Cost Recovery Revenue, Ancillary Revenue, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS for business planning purposes and in measuring its performance relative to that of its competitors.
These non-GAAP financial measures are defined by the Company as follows:
•"Core Revenue" is a supplemental measure of our performance and includes Renewal Commissions, Renewal Royalty Fees, New Business Commissions, New Business Royalty Fees, and Agency Fees. We believe that Core Revenue is an appropriate measure of operating performance because it summarizes all of our revenues from sales of individual insurance policies.
•"Cost Recovery Revenue" is a supplemental measure of our performance and includes Initial Franchise Fees and Interest Income. We believe that Cost Recovery Revenue is an appropriate measure of operating performance because it summarizes revenues that are viewed by management as cost recovery mechanisms.
•"Ancillary Revenue" is a supplemental measure of our performance and includes Contingent Commissions and Other Income. We believe that Ancillary Revenue is an appropriate measure of operating performance because it summarizes revenues that are ancillary to our core business.
•"Adjusted EBITDA" is a supplemental measure of the Company's performance. We believe that Adjusted EBITDA is an appropriate measure of operating performance because it eliminates the impact of items that do not relate to business performance. Adjusted EBITDA is defined as net income (the most directly comparable GAAP measure) before interest, income taxes, depreciation and amortization, adjusted to exclude equity-based compensation and other non-operating items, including, among other things, certain non-cash charges and certain non-recurring or non-operating gains or losses.
•"Adjusted EBITDA Margin" is Adjusted EBITDA as defined above, divided by total revenue excluding other non-operating items. Adjusted EBITDA Margin is helpful in measuring profitability of operations on a consolidated level.
•"Adjusted EPS" is a supplemental measure of our performance, defined as earnings per share (the most directly comparable GAAP measure) before non-recurring or non-operating income and expenses. Adjusted EPS is a useful measure to management because it eliminates the impact of items that do not relate to business performance and helps measure our profitability on a consolidated level.
While the Company believes that these non-GAAP financial measures are useful in evaluating its business, this information should be considered as supplemental in nature and is not meant as a substitute for revenues, net income, or earnings per share, in each case as recognized in accordance with GAAP. In addition, other companies, including companies in the Company’s industry, may calculate such measures differently, which reduces their usefulness as comparative measures.
The following tables show a reconciliation from total revenues to Core Revenue, Cost Recovery Revenue, and Ancillary Revenue (non-GAAP basis) for the twelve months ended December 31, 2020 and 2019 (in thousands):

	Full Year Ended December 31,
	2020	2019
Total Revenues	$117,014	$77,486

Core Revenue:
Renewal Commissions(1)	$28,891	$22,924
Renewal Royalty Fees(2)	29,309	19,462
New Business Commissions(1)	17,324	11,961
New Business Royalty Fees(2)	10,623	7,149
Agency Fees(1)	8,921	6,058
Total Core Revenue	95,068	67,554
Cost Recovery Revenue:
Initial Franchise Fees(2)	4,236	3,784
Interest Income	813	617
Total Cost Recovery Revenue	5,049	4,401
Ancillary Revenue:
Contingent Commissions(1)	16,675	5,423
Other Income(2)	222	108
Total Ancillary Revenue	16,897	5,531
Total Revenues	$117,014	$77,486
(1) Renewal Commissions, New Business Commissions, Agency Fees, and Contingent Commissions are included in "Commissions and agency fees" as shown on the Consolidated statements of operations.
(2) Renewal Royalty Fees, New Business Royalty Fees, Initial Franchise Fees, and Other Income are included in "Franchise revenues" as shown on the Consolidated statements of operations.
The following tables show a reconciliation from total revenues to Core Revenue, Cost Recovery Revenue, and Ancillary Revenue (non-GAAP basis) for the three months ended December 31, 2020 and 2019 (in thousands):

	Three Months Ended December 31,
	2020	2019
Total Revenues	$34,650	$23,375

Core Revenue:
Renewal Commissions(1)	$7,509	$5,875
Renewal Royalty Fees(2)	7,903	5,196
New Business Commissions(1)	4,872	3,231
New Business Royalty Fees(2)	2,886	1,773
Agency Fees(1)	2,559	1,579
Total Core Revenue	25,729	17,654
Cost Recovery Revenue:
Initial Franchise Fees(2)	1,205	951
Interest Income	240	174
Total Cost Recovery Revenue	1,445	1,125
Ancillary Revenue:
Contingent Commissions(1)	7,427	4,488
Other Income(2)	49	108
Total Ancillary Revenue	7,476	4,596
Total Revenues	$34,650	$23,375
(1) Renewal Commissions, New Business Commissions, Agency Fees, and Contingent Commissions are included in "Commissions and agency fees" as shown on the Consolidated statements of operations.
(2) Renewal Royalty Fees, New Business Royalty Fees, Initial Franchise Fees, and Other Income are included in "Franchise revenues" as shown on the Consolidated statements of operations.

The following tables show a reconciliation from net income to Adjusted EBITDA and Adjusted EBITDA Margin (non-GAAP basis) for the twelve months ended December 31, 2020 and 2019 (in thousands):

	Full Year Ended December 31,
	2020	2019
Net income (loss)	$18,755	$10,382
Interest expense	2,310	2,387
Depreciation and amortization	3,147	1,931
Tax expense (benefit)	(1,035)	1,304
Equity-based compensation	4,745	1,526
Other income (expense, including state franchise tax)	(90)	—
Adjusted EBITDA	$27,832	$17,530
Adjusted EBITDA Margin(1)	24%	23%
(1) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Total Revenue ($27,832 / $117,014) and ($17,530 /$77,486) twelve months ended December 31, 2020 and 2019.

The following tables show a reconciliation from net income to Adjusted EBITDA and Adjusted EBITDA Margin (non-GAAP basis) for the three months ended December 31, 2020 and 2019 (in thousands):

	Three Months Ended December 31,
	2020	2019
Net income (loss)	$5,255	$5,349
Interest expense	645	526
Depreciation and amortization	994	540
Tax expense (benefit)	(423)	673
Equity-based compensation	1,415	394
Other income (expense, including state franchise tax)	(14)	—
Adjusted EBITDA	$7,872	$7,482
Adjusted EBITDA Margin(1)	23%	32%
(1) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Total Revenue ($7,872 / $34,650) and ($7,482 / 23,375) three months ended December 31, 2020 and 2019.

The following tables show a reconciliation from basic earnings per share to Adjusted EPS (non-GAAP basis) for the twelve months ended December 31, 2020 and 2019 (in thousands, except per share amounts). Note that totals may not sum due to rounding:

	Full Year Ended December 31,
	2020	2019
Earnings per share - basic (GAAP)	$0.55	$0.24
Add: equity-based compensation(1)	0.13	0.04
Adjusted EPS (non-GAAP)	$0.68	$0.28
(1) Calculated as equity-based compensation divided by sum of Class A and Class B shares [ $4.7 million / ( 16.8 million + 19.7 million )] for the twelve months ended December 31, 2020 and [ $1.5 million / ( 14.9 million + 21.4 million )] for the twelve months ended December 31, 2019.

The following tables show a reconciliation from basic earnings per share to Adjusted EPS (non-GAAP basis) for the three months ended December 31, 2020 and 2019 (in thousands, except per share amounts). Note that totals may not sum due to rounding:

	Three Months Ended December 31,
	2020	2019
Earnings per share - basic (GAAP)	$0.15	$0.12
Add: equity-based compensation(1)	0.04	0.01
Adjusted EPS (non-GAAP)	$0.19	$0.13
(1) Calculated as equity-based compensation divided by sum of Class A and Class B shares [ $1.4 million / ( 17.9 million + 18.8 million )] for the three months ended December 31, 2020 and [ $0.4 million / ( 15.2 million + 21.1 million )] for the three months ended December 31, 2019.

Goosehead Insurance, Inc.
Key Performance Indicators

	December 31, 2020	December 31, 2019
Corporate sales agents < 1 year tenured	207	141
Corporate sales agents > 1 year tenured	157	107
Operating franchises < 1 year tenured (TX)	43	18
Operating franchises > 1 year tenured (TX)	185	180
Operating franchises < 1 year tenured (Non-TX)	285	215
Operating franchises > 1 year tenured (Non-TX)	378	201
Policies in Force (in thousands)	713,000	482,000
Client Retention	88%	88%
Premium Retention	89%	91%
QTD Written Premium (in thousands)	$285,207	$196,025
Net Promoter Score ("NPS")	92	89